UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a‑12

ARES COMMERCIAL REAL ESTATE CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a‑6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V88632-P45790 ARES COMMERCIAL REAL ESTATE CORPORATION 245 PARK AVENUE, 42ND FLOOR NEW YORK, NY 10167 ARES COMMERCIAL REAL ESTATE CORPORATION 2026 Annual Meeting Vote by May 26, 2026 11:59 PM ET You invested in ARES COMMERCIAL REAL ESTATE CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the 2026 Annual Meeting of Stockholders. This is an important notice regarding the availability of proxy materials for the 2026 Annual Meeting of Stockholders to be held on May 27, 2026. Get informed before you vote View the Notice and Proxy Statement and 2025 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 13, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* May 27, 2026 1:00 PM ET Virtually at: www.virtualshareholdermeeting.com/ACRE2026

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V88633-P45790 THIS IS NOT A VOTABLE BALLOT This communication is only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors For Nominees: 01) William S. Benjamin 02) Caroline E. Blakely Persons to serve as Class II Directors until the Company’s 2029 Annual Meeting of Stockholders and until their successors are duly elected and qualify. 2. To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. For 3. To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended December 31, 2025, as described in the 2026 Proxy Statement. For NOTE: The proxies are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the meeting or any adjournment or postponement thereof.